===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                Cox Radio, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                               [Cox Radio Logo]

To the Stockholders of Cox Radio, Inc.

  You are invited to attend the Annual Meeting of Stockholders of Cox Radio, Inc. to be held at Corporate Headquarters, 1400 Lake Hearn
Drive, Atlanta, Georgia 30319, on Wednesday, May 23, 2001, at 9:30 a.m., local time.

  The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement explain the matters to be voted on at the meeting.

  Please read the enclosed Notice of Annual Meeting and Proxy Statement so you will be informed about the business to come before the meeting. Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, I urge you to mark, sign and return the enclosed proxy card or take advantage of our telephone or Internet voting systems as soon as possible, even if you plan to attend the Annual Meeting. You may, of course, revoke your proxy by notice in writing to the Corporate Secretary or by using the telephone or Internet voting procedures at any time before the proxy is voted.

                                Sincerely,
                                /s/ Robert F. Neil

                                Robert F. Neil
                                President and Chief Executive Officer

Atlanta, Georgia
March 30, 2001

                                COX RADIO, INC.
                             1400 LAKE HEARN DRIVE
                            ATLANTA, GEORGIA 30319
                                (404) 843-5000

                                --------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 23, 2001

                                --------------

To the Stockholders of Cox Radio, Inc.

  The Annual Meeting of the holders of Class A Common Stock and Class B Common Stock of Cox Radio, Inc. ("Cox Radio") will be held at Corporate Headquarters, 1400 Lake Hearn Drive, Atlanta, Georgia 30319 on Wednesday, May 23, 2001, at 9:30 a.m., local time, for the following purposes:

   1. to elect a Board of Directors of eight members to serve until the 2002 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

   2. to adopt the Amended and Restated Long-Term Incentive Plan; and

   3. to ratify the appointment by the Board of Directors of Deloitte & Touche LLP, independent certified public accountants, as Cox Radio's independent auditors for the year ending December 31, 2001.

  The Board of Directors has fixed March 26, 2001 as the record date for the Annual Meeting with respect to this solicitation. Only holders of record of Class A Common Stock and Class B Common Stock at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof as set forth in the Proxy Statement.

  Cox Radio's Annual Report to stockholders for the year ended December 31, 2000 is enclosed.

                                          By Order of the Board of Directors,

                                          /s/ Andrew A. Merdek
                                          Andrew A. Merdek
                                          Corporate Secretary

Atlanta, Georgia
March 30, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE OR USE OUR TELEPHONE OR INTERNET VOTING SYSTEMS AS PROMPTLY AS POSSIBLE. AS SPECIFIED IN THE ENCLOSED PROXY STATEMENT, A STOCKHOLDER MAY REVOKE A PROXY AT ANY TIME PRIOR TO ITS USE.

                                COX RADIO, INC.
                             1400 LAKE HEARN DRIVE
                            ATLANTA, GEORGIA 30319
                                (404) 843-5000

                                --------------

                                PROXY STATEMENT

                      2001 Annual Meeting of Stockholders

                                --------------

Solicitation of Proxies

  The Board of Directors of Cox Radio, Inc. is furnishing this Proxy Statement to solicit proxies for use at Cox Radio's 2001 Annual Meeting of Stockholders, to be held on May 23, 2001, at 9:30 a.m., local time, at Corporate Headquarters, 1400 Lake Hearn Drive, Atlanta, Georgia 30319, and at any adjournment of the meeting. Each valid proxy received in time will be voted at the meeting according to the choice specified, if any. A proxy may be revoked at any time before the proxy is voted as outlined below.

  This Proxy Statement and the enclosed proxy card are being first sent for delivery to stockholders of Cox Radio on or about April 2, 2001. Cox Radio will pay the cost of solicitation of proxies, including the reimbursement to banks and brokers for the reasonable expenses of sending proxy materials to their principals.

  The shares of Class A Common Stock and Class B Common Stock represented by valid proxies that we receive in time for the Annual Meeting will be voted as specified in such proxies. Valid proxies include all properly executed, written proxy cards and all properly completed proxies voted by telephone or the Internet pursuant to this solicitation and not later revoked. Voting your proxy by mail, telephone or the Internet will not limit your right to vote at the Annual Meeting if you later decide to attend in person. Executed but unvoted proxies will be voted:

    (1) FOR the election of the Board of Directors' nominees for directors;

    (2) FOR the adoption of the Amended and Restated Long-Term Incentive
        Plan; and

    (3) FOR the ratification of the appointment of Deloitte & Touche LLP, independent certified public accountants, as Cox Radio's independent auditors for the year ending December 31, 2001.

  If any other matters properly come before the Annual Meeting, the persons named on the proxies will, unless the stockholder otherwise specifies in the proxy, vote upon such matters in accordance with their best judgment.

  In determining whether a proposal is approved, an abstention would have the effect of a vote against the applicable proposal. On the other hand, broker non-votes are not considered shares entitled to vote on the applicable proposal and are not included in determining whether such proposal is approved. A broker non-vote occurs when the nominee of a beneficial owner with the power to vote on at least one matter does not vote on another matter because the nominee does not have the discretionary voting power and has not received instructions from the beneficial owner with respect to such matter. Accordingly, broker non-votes have no effect on the outcome of a vote on the applicable proposal.

Voting Securities

  Cox Radio has two classes of outstanding voting securities, Class A Common Stock, par value $0.33 per share, and Class B Common Stock, par value $0.33 per share. As of February 28, 2001, there were 40,767,282 shares of Class A Common Stock and 58,733,016 shares of Class B Common Stock outstanding. Only stockholders of record of Class A Common Stock or Class B Common Stock at the close of business on March 26, 2001, which the Board of Directors has fixed as the record date, are entitled to vote at the meeting.

  The Class A Common Stock and Class B Common Stock will vote together as a single class, with each share of Class A Common Stock being entitled to one vote, and each share of Class B Common Stock being entitled to ten votes. The presence in person or by proxy of holders of record of one-third of the issued and outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote at the Annual Meeting, which represent a majority of the votes entitled to be cast by such shares, will constitute a quorum. The affirmative vote of a majority of the votes entitled to be cast by such shares of the issued and outstanding Class A Common Stock and Class B Common Stock, voting together as a single class, present at the Annual Meeting in person or by proxy, and entitled to vote, is required for the election of directors, adoption of the Amended and Restated Long-Term Incentive Plan, and the ratification of appointment of independent auditors.

Voting by Proxy

  If a stockholder is a corporation or a partnership, a duly authorized person must sign the accompanying proxy card in the full corporate or partnership name. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, the signer's full title must be given and a certificate or other evidence of appointment must be furnished. If shares are owned jointly, each joint owner must sign the proxy card.

  Instructions for a stockholder of record to vote by telephone or the Internet are set forth on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number. If you vote by telephone or the Internet, you do not have to mail in your proxy card. The procedures, which comply with Delaware law, allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded.

  Any proxy duly given pursuant to this solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by written notice to the Corporate Secretary of Cox Radio, by a later-dated proxy either signed and returned by mail or by using the telephone or Internet voting procedures before the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

  As of February 28, 2001, Cox Enterprises, Inc., a Delaware corporation, through its wholly-owned subsidiary, Cox Broadcasting, Inc., a Delaware corporation, held approximately 94% of the combined voting power of the Class A Common Stock and Class B Common Stock and 100% of the issued and outstanding shares of Class B Common Stock. Accordingly, Cox Enterprises will have sufficient voting power to elect all members of the Board of Directors, to approve the adoption of the Amended and Restated Long-Term Incentive Plan, to ratify the appointment of independent auditors, and to control substantially all other actions that may come before the Annual Meeting.

                             ELECTION OF DIRECTORS

                               (Proposal No. 1)

  At the Annual Meeting, eight directors are to be elected to hold office until the 2002 Annual Meeting of Stockholders or until their respective successors have been elected and qualified. All nominees currently are directors of Cox Radio.

  The eight directors nominated for election at the 2001 Annual Meeting of Stockholders are: David E. Easterly (Chairman); Ernest D. Fears, Jr.; Richard
A. Ferguson; Paul M. Hughes; James C. Kennedy; Marc W. Morgan; Robert F. Neil; and Nicholas D. Trigony. The persons named as proxies intend (unless authority is withheld) to vote for election of all of the nominees as directors.

  The Board of Directors knows of no reason why any nominee for director would be unable to serve as director. If at the time of the Annual Meeting any of the nominees is unable or unwilling to serve as a director of Cox Radio, the persons named in the proxy intend to vote for such substitutes as may be nominated by the Board of Directors.

  The affirmative vote of the holders of a majority of the voting power of Cox Radio's Class A Common Stock and Class B Common Stock, voting together as a single class, present or represented by proxy and entitled to vote at the Annual Meeting, is required to elect each of the nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

  The following information regarding the nominees, their principal occupations, employment history, and directorships in certain companies is as reported by the respective nominees.

  David E. Easterly, 58, has served as a director of Cox Radio since July 1996, and became Chairman of the Board of Directors in January 2001. Mr. Easterly has served as Vice Chairman of Cox Enterprises since January 2001. Previously, he served as President and Chief Operating Officer of Cox Enterprises beginning October 1994, and was President of Cox Newspapers, Inc., a subsidiary of Cox Enterprises, from May 1986 through October 1994. Mr. Easterly joined Cox Enterprises in 1970 at the Dayton Daily News, transferring to Atlanta in 1981 as Vice President of Operations for Cox Newspapers. He was named Publisher of The Atlanta Journal/Constitution in April 1984. Mr. Easterly is a member of the Board of Directors of the Associated Press, and Mutual Insurance Company, Ltd. Mr. Easterly also serves as a director of Cox Enterprises and Cox Communications, Inc., a majority-owned subsidiary of Cox Enterprises.

  Ernest D. Fears, Jr., 68, has served as a director of Cox Radio since December 1996. He has been a lecturer at Howard University since 1990 and was a consultant to the National Institutes of Health from February to August of 1996. From June 1992 to August 1992, he was General Manager for radio station XFRM-FM in San Diego, California/Tijuana, Mexico. Mr. Fears retired in 1987 as General Manager of American Broadcasting Company's WRQX-FM in Washington, D.C.

  Richard A. Ferguson, 55, has served as a director of Cox Radio since May 1997, and as Vice President and Co-Chief Operating Officer since July 1999. Prior to that, he served as Vice President and Chief Operating Officer since April 1997. Previously, Mr. Ferguson served as President, Chief Executive Officer and a director of NewCity Communications, Inc. since its organization in 1986. He served as the President of Katz Broadcasting Company, Inc., a subsidiary of Katz Communications, Inc., from 1981 to 1986, when he led a management group in organizing NewCity to purchase all of the stock of Katz Broadcasting Company. Prior to 1981, he served as the President of Park City Communications, Inc., until it was acquired by Katz Communications. Mr. Ferguson is a past chairman of the Joint Board of Directors of the National Association of Broadcasters and a member of the Radio Operators Caucus.

  Paul M. Hughes, 62, has served as a director of Cox Radio since December 1996. He has been President and Chief Operating Officer of OG Holding LTD since April 1995. From June 1991 through April 1995 he was Chairman of Hughes Broadcasting Partners, and from April 1995 through December 1998 he was President of Great Trails Broadcasting, Inc.

  James C. Kennedy, 53, has served as a director of Cox Radio since July 1996. He has served as Chairman of the Board of Directors and Chief Executive Officer of Cox Enterprises since January 1988, and prior to that time was Cox Enterprises' President and Chief Operating Officer. Mr. Kennedy joined Cox Enterprises in 1972, and initially worked with Cox Enterprises' Atlanta Newspapers. Mr. Kennedy is Chairman of the Board of Directors of Cox Communications, Inc., a majority-owned subsidiary of Cox Enterprises, a director of Flagler Systems, Inc., and an advisory director of Chase Bank of Texas, N.A.

  Marc W. Morgan, 51, has served as a director of Cox Radio since August 1999 and as Vice President and Co-Chief Operating Officer since July 1999. Prior to that, he served as Senior Group Vice President of Cox Radio from May 1997 to June 1999. He has been Vice President and General Manager of WSB Radio since July 1992. Previously, Mr. Morgan was Senior Vice President of Cox Radio from July 1996 to May 1997, and Vice President and General Manager of WCKG-FM (Chicago, Illinois) from January 1984 to July 1992.

  Robert F. Neil, 42, has served as a director and as President and Chief Executive Officer of Cox Radio since July 1996, and was Executive Vice President -- Radio of Cox Broadcasting from June 1992 to 1996. Previously, he was Vice President and General Manager of WSB-AM/FM (Atlanta, Georgia). Mr. Neil joined Cox Broadcasting in November 1986. Previously, Mr. Neil was Operations Manager from December 1984 to November 1986 at WYAY-FM (Gainesville, Florida). He served at WYYY-FM and WSYR-AM (Syracuse, New York) as Operations Manager from October 1983 to December 1984 and as Program Director from March 1983 to October 1983.

  Nicholas D. Trigony, 60, has served as a director of Cox Radio since July 1996, and was Chairman of the Board of Directors from December 1996 through December 2000. Mr. Trigony served as President of Cox Broadcasting from March 1990 until his retirement in December 2000. Mr. Trigony joined Cox Broadcasting in September 1986 as Executive Vice President -- Radio and was Executive Vice President -- Broadcast from April 1989 to March 1990. He is also past Chairman of the Board of the National Association of Television Program Executives and serves on its Executive Committee. Mr. Trigony is a past chairman and current board member of the Television Operators Caucus and past Chairman of the National Association of Broadcaster's Media Convergence Task Force.

Security Ownership of Certain Beneficial Owners

  The following table provides information as of February 28, 2001 with respect to the shares of Class A Common Stock and Class B Common Stock beneficially owned by each person known by Cox Radio to own more than 5% of any class of the outstanding voting securities of Cox Radio.

                                                                    Percent of
                             Class A            Class B            Vote of All
                             Common   Percent    Common   Percent   Classes of
Name of Beneficial Owner      Stock   of Class   Stock    of Class Common Stock
------------------------    --------- -------- ---------- -------- ------------
Cox Enterprises,
 Inc.(1)(2)(3)............  3,591,954    8.8%  58,733,016   100%       94.0%
Westport Asset Management,
 Inc.(4)..................  3,534,000    8.7%          --    --        0.27%
Janus Capital Corp.(5)....  5,220,175   12.8%          --    --        0.46%

----------

(1) The business address for Cox Enterprises is 1400 Lake Hearn Drive, Atlanta, Georgia 30319.
(2) All the shares of common stock of Cox Radio that are beneficially owned by Cox Enterprises are held of record by Cox Broadcasting. Cox Broadcasting holds 3,591,954 shares of Class A Common Stock, and 58,733,016 shares of Class B Common Stock that are convertible into the same number of shares of Class A Common Stock. All the shares of outstanding capital stock of Cox Broadcasting are beneficially owned by Cox Holdings, Inc., and all of the shares of outstanding capital stock of Cox Holdings are beneficially owned by Cox Enterprises. The beneficial ownership of the outstanding capital stock of Cox Enterprises is described in footnote (3) below.
(3) There are 604,697,089 shares of common stock of Cox Enterprises outstanding, with respect to which (i) Barbara Cox Anthony, as trustee of the Anne Cox Chambers Atlanta Trust, exercises beneficial ownership over 174,949,266 shares (28.9%); (ii) Anne Cox Chambers, as trustee of the Barbara Cox Anthony Atlanta Trust, exercises beneficial ownership over 174,949,266 shares (28.9%); (iii) Barbara Cox

    Anthony, Anne Cox Chambers and Richard L. Braunstein, as trustees of the Dayton Cox Trust A, exercise beneficial ownership over 248,237,055 shares (41.1%); and (iv) 248 individuals and other trusts exercise beneficial ownership over the remaining 6,561,502 shares (1.1%), including 43,734 shares held beneficially and of record by Garner Anthony, the husband of Barbara Cox Anthony (as to which Barbara Cox Anthony disclaims beneficial ownership). Thus, Barbara Cox Anthony and Anne Cox Chambers, who are sisters, together exercise sole or shared beneficial ownership over 598,135,587 shares (98.9%) of the common stock of Cox Enterprises. Barbara Cox Anthony and Anne Cox Chambers are the mother and aunt, respectively, of James C. Kennedy, the Chairman of the Board of Directors and Chief Executive Officer of Cox Enterprises and a director of Cox Radio.
(4) The information contained in this table with respect to Westport Asset Management, Inc. is based on a filing on Schedule 13G reporting ownership as of December 31, 2000. The address of the reporting person is 253 Riverside Avenue, Westport, Connecticut 06880.
(5) The information contained in this table with respect to Janus Capital Corp. is based on a filing on Schedule 13G reporting ownership as of December 31, 2000. The address of the reporting person is 100 Fillmore Street, Denver, Colorado 80206.

Security Ownership of Management

  Beneficial ownership of the Class A Common Stock of Cox Radio and the common stock of Cox Enterprises by Cox Radio's directors and Named Executive Officers (as defined below), and by all directors and executive officers as a group at February 28, 2001 is shown in the following table. Except as indicated below, none of such persons, individually or in the aggregate, owns 1% or more of the common stock of Cox Radio or Cox Enterprises.

                          Number of Shares of Number of Shares of Percent of Shares of
                           Cox Radio Class A    Cox Enterprises    Cox Radio Class A
Name of Beneficial Owner  Common Stock Owned  Common Stock Owned   Common Stock Owned
------------------------  ------------------- ------------------- --------------------
David E. Easterly.......          15,000             531,834                 (h)
Richard A. Ferguson.....          99,289(a)               --                 (h)
Robert B. Green.........         171,111(b)               --                 (h)
James C. Kennedy........         159,876             554,949(c)              (h)
Marc W. Morgan..........         217,977(d)               --                 (h)
Robert F. Neil..........         340,299(e)            9,204                 (h)
Nicholas D. Trigony.....           3,000             205,833                 (h)
Ernest D. Fears, Jr. ...           4,551                  --                 (h)
Paul M. Hughes..........           6,751                  --                 (h)
Richard A. Reis.........         109,875(f)               --                 (h)
All directors and
 executive officers as a
 group (eleven persons,
 including those named
 above).................       1,130,222(g)        1,301,820              2.8%

----------
(a) Includes 54,972 shares subject to stock options that are exercisable within 60 days.
(b) Includes 140,097 shares subject to stock options that are exercisable within 60 days.
(c) Mr. Kennedy owns of record 554,949 shares of common stock of Cox Enterprises. Sarah K. Kennedy, Mr. Kennedy's wife and trustee of the Kennedy Trusts, exercises beneficial ownership over an aggregate of 22,140 shares of common stock of Cox Enterprises. In addition, as described above, Barbara Cox Anthony and Anne Cox Chambers, the mother and aunt, respectively, of Mr. Kennedy, together exercise sole or shared beneficial ownership over 598,135,587 shares of common stock of Cox Enterprises. Also, Mr. Kennedy's children are the beneficiaries of a trust, of which R. Dale Hughes is the sole trustee, that beneficially owns 16,155 shares of common stock of Cox Enterprises. Mr. Kennedy disclaims beneficial ownership of all such shares, other than the 554,949 shares described above.
(d) Includes 216,252 shares subject to stock options that are exercisable within 60 days.
(e) Includes 323,694 shares subject to stock options that are exercisable within 60 days.

(f) Includes 54,558 shares subject to stock options that are exercisable within 60 days.
(g) Includes 791,766 shares subject to stock options that are exercisable within 60 days.
(h) Beneficial owner, individually or in the aggregate, of less than 1% of the Class A Common Stock of Cox Radio.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 requires Cox Radio's executive officers and directors and persons who own more than 10% of Cox Radio's Class A Common Stock to file reports of ownership and changes in ownership of Cox Radio's Class A Common Stock with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on a review of copies of such reports and written representations from the reporting persons, Cox Radio believes that during the year ended December 31, 2000, its executive officers, directors and greater than 10% stockholders filed on a timely basis all reports due under Section 16(a) of the Exchange Act.

Board of Directors and Committees

  During 2000, the Board of Directors met three times. The Board of Directors has an Executive Committee, an Audit Committee, and a Compensation Committee. In addition, a Community Relations Committee was created in December 2000. During 2000, each director attended at least 75% of the total number of meetings of the Board of Directors and meetings of the Committees on which each director served.

Executive Committee

  The members of the Executive Committee are David E. Easterly (Chairman), James C. Kennedy, and Paul M. Hughes. The Executive Committee of the Board of Directors took action by unanimous written consent seven times in 2000.

Compensation Committee

  The members of the Compensation Committee are Ernest D. Fears, Jr. (Chairman) and Paul M. Hughes. The Compensation Committee met once in 2000. The Compensation Committee:

  . adopts and oversees the administration of compensation plans for executive officers and senior management of Cox Radio;

  . determines awards granted under such plans to "insiders" who are subject to Section 16 of the Securities Exchange Act of 1934;

  . approves the chief executive officer's compensation; and

  . reviews the reasonableness of such compensation.

Community Relations Committee

  The Board of Directors created a new Community Relations Committee on December 12, 2000, to further Cox Radio's longstanding goal of having a strong, diverse workforce and to oversee Cox Radio's policy that it will not discriminate in employment based on any protected classification. Cox Radio's businesses have reported on these issues to the Community Relations Committee of majority stockholder Cox Enterprises since 1980. The Cox Radio Community Relations Committee oversees Cox Radio's workforce diversity initiatives, minority-owned business purchasing, corporate contributions to public service organizations, and Equal Employment Opportunity claims. The members of the Community Relations Committee are Ernest D. Fears, Jr. (Chairman), David E. Easterly, and Robert F. Neil.

Audit Committee

  The members of the Audit Committee are Paul M. Hughes (Chairman), Ernest D. Fears, Jr., and Nicholas D. Trigony. During 2000 the Audit Committee held three formal meetings and held three conference calls to review quarterly results with the independent auditors. The Board of Directors adopted a written Audit Committee charter. A copy of the Audit Committee charter is filed as an appendix to this proxy statement. The Audit Committee is responsible for oversight of the quality and integrity of the accounting, auditing and reporting practices of Cox Radio, and as part of this responsibility the Audit Committee:

  . recommends the selection of the independent auditors for Cox Radio;

  . reviews the services performed by the independent auditors, including non-audit services (if any);

  . reviews the scope and results of the annual audit;

  . reviews the independence of the auditors;

  . reviews the performance and fees of the independent auditors;

  . reviews the adequacy of the system of internal accounting controls;

  . reviews the scope and results of internal auditing procedures;

  . reviews the Audit Committee charter annually;

  . reviews the activities of Cox Radio's Risk Committee, a Board-created committee composed of senior financial managers with oversight of financial risk management; and

  . reviews related party transactions, if any.

 Audit Fees

  The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively referred to as "Deloitte") for professional services rendered for the audit of Cox Radio's annual financial statements for the fiscal year ended December 31, 2000 and for the review of the financial statements included in Cox Radio's Quarterly Reports on Form 10-Q for that fiscal year were $336,975.

 Financial Information Systems Design and Implementation Fees

  The aggregate fees billed by Deloitte for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000 were $0.

 All Other Fees

  The aggregate fees billed by Deloitte for services rendered to Cox Radio, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2000 were $591,905.

Audit Committee Report

  In 2000, the Audit Committee consisted of two members, Mr. Hughes and Mr. Fears, who have been found by the Board of Directors to have no relationship with Cox Radio that would interfere with the exercise of their independence from Cox Radio and its management, and who meet all other criteria of independence under the listing standards of the New York Stock Exchange. The third member of the Audit Committee, Mr. Trigony, was elected by the Board of Directors to serve on the Audit Committee effective January 1, 2001. Previously, Mr. Trigony was the President of Cox Broadcasting, the majority stockholder of Cox Radio, from March 1990 until his retirement on December 31, 2000. Mr. Trigony has been found by the Board of Directors to have no relationship with Cox Radio that would interfere with the exercise of his independence from Cox Radio and its management. However, because Mr. Trigony was employed by Cox Radio within three years prior to his election to the Audit Committee, he would not be deemed to be an "independent" director under the listing standards of the New York Stock Exchange absent a determination by the Board of Directors that his membership on the Audit Committee is required by the best interests of Cox Radio and its stockholders. The Board of Directors made this determination on December 12, 2000, finding that Mr. Trigony had exercised substantial financial oversight responsibility during his service in several senior executive positions with Cox Radio or its affiliates since 1986, including service as Chairman of the Board of Directors of Cox Radio and President of Cox Broadcasting. The Board of Directors further noted that Mr. Trigony would not be receiving any payments from Cox Radio that would compromise his independence. Based upon all these factors, the Board of Directors determined that because of Mr. Trigony's unique and valuable expertise in the financial, strategic and operational aspects of the business of Cox Radio, his membership would greatly enhance the oversight function of the Audit Committee, and that his membership on the Audit Committee is therefore required by the best interests of Cox Radio and its stockholders.

  In connection with the December 31, 2000 financial statements, the Audit Committee (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, as amended; and (3) received and discussed with the independent auditors the matters required by Independence Standards Board Standard No. 1, and discussed the independent auditor's independence, including a consideration of the compatibility of non-audit services with such independence. Based upon these reviews and discussions, the Audit Committee has recommended that the Board of Directors include the audited financial statements in Cox Radio's Annual Report filed with the Securities and Exchange Commission on Form 10-K.

                           Paul M. Hughes (Chairman)
                             Ernest D. Fears, Jr.
                              Nicholas D. Trigony

Compensation of Directors

  The directors who are not affiliates of Cox Radio, Paul M. Hughes, Ernest D. Fears, Jr. and Nicholas D. Trigony, are reimbursed for expenses and paid an annual fee of $20,000. The annual fee is paid as follows: (a) one half in shares of Class A Common Stock pursuant to the Cox Radio, Inc. Restricted Stock Plan for Non-Employee Directors, subject to certain restrictions and forfeitures prior to the expiration of the period ending five years after the date of the grant of the award or, if earlier, the date of death or disability in certain circumstances, plus (b) one half in cash. In addition, the non-affiliate directors receive a meeting fee of $1,000 for every board meeting and committee meeting attended. The directors of Cox Radio who are affiliates of Cox Radio do not receive any compensation for serving on the Board of Directors. The maximum number of shares of Class A Common Stock that may be granted pursuant to restricted stock awards under the Restricted Stock Plan for Non-Employee Directors is 75,000.

Executive Officers

  The executive officers of Cox Radio who are not directors are set forth below. Executive officers of Cox Radio are elected to serve until they resign or are removed, or are otherwise disqualified to serve, or until their successors are elected and qualified.

  Robert B. Green, 47, has served as Group Vice President of Cox Radio since May 1997 and as Vice President and General Manager of Cox Radio's Miami, Florida radio stations (WFLC-FM, WHQT-FM, and WTMI-FM) since September 1992. Previously, Mr. Green was Regional Vice President of Cox Radio from July 1996 to May 1997, and Station Manager of WSB-AM/FM (Atlanta, Georgia) from January 1990 to September 1992.

  Neil O. Johnston, 35, Vice President and Chief Financial Officer, has served as Cox Radio's chief financial officer since September 2000. Prior to that, Mr. Johnston served as Vice President of Development for Cox Broadcasting from January 2000 to September 2000, and as Controller of Cox Radio from 1998 through December 1999. Previously, he was manager of financial reporting for Cox Enterprises from 1996 through 1998. Prior to joining Cox, Mr. Johnston was employed in financial and accounting positions with Coca-Cola Enterprises Inc. and Deloitte & Touche.

  Richard A. Reis, 47, has served as Group Vice President of Cox Radio since April 1997. Previously, he was a Director and Group Vice President of NewCity since its organization in 1986. From 1983 to 1984, he served as Vice President of the Broadcasting Company, then a subsidiary of Katz Broadcasting Company, Inc., becoming Group Vice President in 1984. He was General Manager of WFTQ-AM and WAAF-FM in Worcester, Massachusetts from 1981 and 1983, respectively, to 1989. Since 1989, he has served as General Manager of WDBO-AM and WWKA-FM in Orlando, Florida and of WCFB-FM since 1992. Since July 1996, Mr. Reis has served as Group Vice President of Cox Radio's six Orlando, Florida radio stations (WDBO-AM, WWKA-FM, WCFB-FM, WHTQ-FM, WMMO-FM, and WPYO-FM). He is a member of the Orlando Ad Federation. He also serves on the Board of Trustees of the Creative Education Foundation.

Executive Compensation

  The following table sets forth certain information for the years ended December 31, 1998, 1999 and 2000, concerning the cash and non-cash compensation earned by, or awarded to, the Chief Executive Officer and the other four most highly compensated executive officers of Cox Radio whose combined salary and bonus exceeded $100,000 in such periods (the "Named Executive Officers"). The number of shares of Class A Common Stock have been adjusted to reflect the May 2000 3-for-1 stock split, where applicable.

                          SUMMARY COMPENSATION TABLE

                                                Long-term Compensation
                                                -------------------------
                                   Annual
                                Compensation            Awards
                              ----------------- -------------------------
                                                Restricted   Securities
Name and Principal                                 Stock     Underlying        All Other
Position                 Year  Salary   Bonus     Awards       Options      Compensation(a)
------------------       ---- -------- -------- -----------  ------------   ---------------
Robert F. Neil.......... 2000 $450,846 $450,846    $     --        100,275      $6,000
 President & Chief       1999  409,860  327,888          --         68,700       6,000
 Executive Officer       1998  379,500  303,600          --         79,632       6,000

Marc W. Morgan.......... 2000 $310,125 $279,113    $     --         42,000      $6,000
 Vice President & Co-
  Chief                  1999  289,836  199,070          --         26,400       6,000
 Operating Officer       1998  265,650  171,344          --         26,592       6,000

Richard A. Ferguson..... 2000 $304,328 $273,895    $     --         37,335      $6,000
 Vice President & Co-
  Chief                  1999  289,836  173,902          --         27,600       6,000
 Operating Officer       1998  273,430  136,715          --         27,372       6,000

Robert B. Green......... 2000 $249,885 $149,931    $     --         29,700      $6,000
 Group Vice President    1999  227,168  147,659          --         21,000       6,000
                         1998  212,307  131,630          --         21,051       6,000

Richard A. Reis......... 2000 $239,306 $119,653    $     --         27,375      $6,000
 Group Vice President    1999  223,650  156,555          --         16,200       6,000
                         1998  210,000  101,446          --         15,570       6,000

----------
(a) Reflects amounts contributed to the Cox Enterprises, Inc. Savings and Investment Plan and credited under the Cox Enterprises, Inc. Executive Savings Plus Restoration Plan.

Long-Term Incentive Plan

  The Cox Radio, Inc. Long-Term Incentive Plan (the "LTIP") provides for various forms of equity-based incentive compensation with respect to Class A Common Stock, including stock options, stock appreciation rights, stock bonuses, restricted stock awards, performance shares, and awards consisting of combinations of such incentives. The Compensation Committee of Cox Radio administers the LTIP, and has the discretion to determine the type of awards to be granted, when, if and to whom awards are granted, the number of shares covered by each award and the terms and conditions of each award. The Compensation Committee has delegated to a management committee the administration of grants to eligible individuals who are not "insiders" for purposes of reporting obligations under Section 16 of the Securities Exchange Act of 1934.

  The following table discloses for the Named Executive Officers information regarding options granted under the LTIP during the fiscal year ended December 31, 2000:

                             OPTION GRANTS IN 2000

                                                                   Potential Realizable
                                    Percent of                       Value at Assumed
                         Number of    Total                        Annual Rates of Stock
                         Securities  Options   Exercise             Price Appreciation
                         Underlying Granted to  Price                for Option Term(b)
                           Options  Employees    Per    Expiration ---------------------
Name                     Granted(a)  in 2000    Share      Date        5%         10%
----                     ---------- ---------- -------- ---------- ---------- ----------
Robert F. Neil..........  100,275     10.33%   $31.6563 01/03/2010 $1,996,325 $5,059,074
Marc W. Morgan..........   42,000      4.33     31.6563 01/03/2010    836,157  2,118,984
Richard A. Ferguson.....   37,335      3.85     31.6563 01/03/2010    743,284  1,883,625
Robert B. Green.........   29,700      3.06     31.6563 01/03/2010    591,282  1,498,424
Richard A. Reis.........   27,375      2.82     31.6563 01/03/2010    544,995  1,381,124

----------

(a) Stock options become exercisable over a five year period, with 60% becoming exercisable three years from the date of grant and an additional 20% becoming exercisable in each of the next two years thereafter. In addition, all options become immediately and fully exercisable if, no sooner than six months after the date of grant of the option, the stock price achieves, and maintains for a period of 10 consecutive trading days, a level equal to or greater than 140% of the option exercise price.
(b) The 5% and 10% rates of appreciation would result in per share prices of $51.5648 and $82.1083, respectively. Cox Radio expresses no opinion regarding whether this level of appreciation will be realized and expressly disclaims any representation to that effect.

  The following table sets forth information related to the number and value of options held at December 31, 2000 by the Named Executive Officers, two of whom exercised options in 2000:

               2000 OPTION EXERCISES AND YEAR-END OPTION VALUES

                                                      Number of Securities      Value of Unexercised
                                                           Underlying                In the Money
                                                       Unexercised Options           Options at
                                                      at December 31, 2000       December 31, 2000(a)
                         Shares Acquired   Value    ------------------------- -------------------------
Name                       on Exercise    Received  Exercisable Unexercisable Exercisable Unexercisable
----                     --------------- ---------- ----------- ------------- ----------- -------------
Robert F. Neil..........     57,996      $1,097,690   323,694      100,275    $4,182,163       $ 0
Marc W. Morgan..........          0               0   216,252       42,000     3,140,460         0
Richard A. Ferguson.....          0               0    54,972       37,335       489,682         0
Robert B. Green.........     51,369         902,593   140,097       29,700     2,296,652         0
Richard A. Reis.........          0               0    54,558       27,375       604,220         0

----------

(a) The exercisable value represents the value of the exercisable shares times the difference between the closing price on December 29, 2000 of $22.56 per share and the exercise price of $6.1667 per share for all 1996 options; $5.7707 per share for all 1/1/97 options; $6.9167 per share for all 3/31/97 options; $8.4583 per share for all 6/18/97 options; $13.3854 per share for all 1998 options, and $13.9167 per share for all 1999 options.

Retirement Plans

  Cox Enterprises, Inc. Pension Plan. The Cox Enterprises, Inc. Pension Plan (the "Pension Plan") is a tax-qualified defined benefit pension plan. The Pension Plan covers all eligible employees of Cox Enterprises and any of its affiliates who have adopted the Plan (including certain of the Named Executive Officers). No employees whose employment commenced after January 1, 1997, and no employees hired in connection with the acquisition by Cox Radio of NewCity Communications, Inc., are eligible for participation under the Pension Plan. The Pension Plan is funded through a tax-exempt trust, into which contributions are made as necessary based on an actuarial funding analysis.

  The Pension Plan provides for the payment of benefits upon retirement, early retirement, death, disability and termination of employment. Participants become vested in their benefits under the Plan after completing five years of vesting service. The Pension Plan benefit is determined under a formula based on a participant's compensation and years of benefit accrual service. Participants may elect from several optional forms of benefit distribution.

  Cox Executive Supplemental Plan. The Cox Executive Supplemental Plan is a non-qualified defined benefit pension plan providing supplemental retirement benefits to certain management employees of Cox Enterprises and certain of its affiliates (including certain of the Named Executive Officers). The Executive Supplemental Plan is administered by the Management Committee of Cox Enterprises whose members are appointed by the Cox Enterprises Board of Directors. This committee designates management employees to participate in the Executive Supplemental Plan. No management employees hired after January 1, 1997, and no former NewCity employees, are eligible to participate in the Executive Supplemental Plan.

  The Executive Supplemental Plan monthly benefit formula, payable at normal retirement, is 2.5% of a participant's average compensation, as calculated in the Executive Supplemental Plan, multiplied by the participant's years of benefit service credited under the Executive Supplemental Plan. The normal retirement benefit will not exceed 50 percent of a participant's average compensation at retirement. Benefits payable with respect to early retirement are reduced to reflect an earlier commencement date. Special disability, termination of employment and death benefits also are provided. All benefits payable under the Executive Supplemental Plan are reduced by benefits payable to the participant under the Pension Plan. Participants may elect from several optional forms of benefit distributions.

  The Executive Supplemental Plan is not funded currently by Cox Enterprises. Cox Radio will make annual payments to Cox Enterprises arising from its employees' participation in this plan as benefits are paid to Cox Radio employees under the Executive Supplemental Plan. However, all payments of current and future benefits due to Cox Radio employees will be made from the general funds of Cox Enterprises.

  The following table provides estimates of annual retirement income benefits payable to certain executives under the Pension Plan and the Executive Supplemental Plan:

              PENSION PLAN AND EXECUTIVE SUPPLEMENTAL PLAN TABLE

Final Average Compensation (5 Years)                Years of Services
------------------------------------       ------------------------------------
                                              5       10       15    20 or more
                                           ------- -------- -------- ----------
$150,000.................................. $18,750 $ 37,500 $ 56,250  $ 75,000
 250,000..................................  31,250   62,500   93,750   125,000
 350,000..................................  43,750   87,500  131,250   175,000
 450,000..................................  56,250  112,500  168,750   225,000
 550,000..................................  68,750  137,500  206,250   275,000
 650,000..................................  81,250  162,500  243,750   325,000
 750,000..................................  93,750  187,500  281,250   375,000

  The Named Executive Officers have been credited with the following years of benefit service: Mr. Neil, 14 years; Mr. Morgan, 16 years; and Mr. Green, 10 years. The Pension Plan and the Executive Supplemental Plan define "compensation" generally to include all remuneration to an employee for services rendered, including base pay, bonuses, special forms of pay and certain employee deferrals. Certain forms of additional compensation, including severance, moving expenses, extraordinary bonuses, long-term incentive compensation and contributions to employee benefit plans, are excluded from the definition of compensation. The Pension Plan credits compensation only up to the limit of covered compensation under Section 401(a)(17) of the Internal Revenue Code; the Executive Supplemental Plan does not impose this limit on covered compensation. The definition of "covered compensation" under the Pension Plan and the Executive Supplemental Plan, in the aggregate, is not substantially different from the amounts reflected in the Annual Compensation columns of the Summary Compensation Table set forth above. The estimates of annual retirement benefits reflected in the Pension Plan and Executive Supplemental Plan Table are based on payment in the form of a straight-life annuity and are determined after offsetting benefits payable from Social Security as provided under the terms of the Pension Plan and the Executive Supplemental Plan.

Performance Graph

  The following graph compares for the period beginning on September 26, 1996, the date Cox Radio's Class A Common Stock first became publicly traded on the New York Stock Exchange, and ending on December 31, 2000, the cumulative total return on Cox Radio's Class A Common Stock to the cumulative total returns on the Standard & Poor's 500 Stock Index and on an index consisting of certain peer radio broadcasting companies with which Cox Radio competes (the "Peer Group Index"). The Peer Group Index is comprised of common stock of Clear Channel Communications Inc. and Emmis Broadcasting Corporation and is weighted for the respective market capitalization of each company. The Peer Group Index has been modified from the Peer Group Index used for Cox Radio's 2000 Proxy Statement due to industry consolidation. The comparison assumes $100 was invested on September 26, 1996 in Cox Radio's Class A Common Stock and in each of the foregoing indices and that all dividends were reinvested.

[Performance Graph Appears Here]

           9/26/96  12/31/96  6/30/97  12/31/97  6/30/98  12/31/98 6/30/99  12/31/99  6/30/00  12/31/00
CXR          $100    $94.59   $138.51  $217.55   $233.77  $228.37  $293.22   $539.15  $454.01  $365.84
S&P 500      $100   $108.57   $130.95  $144.80   $170.45  $186.18  $209.23   $225.36  $224.42  $204.85
Peer Group   $100    $85.06   $143.45  $183.77   $249.86  $248.59  $313.08   $421.95  $351.36  $227.63

Compensation Committee Interlocks and Insider Participation

  The Compensation Committee of the Board of Directors determines the compensation of the executive officers of Cox Radio. The Compensation Committee currently consists of Paul M. Hughes and Ernest D. Fears, Jr., both of whom are independent directors.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

 Compensation Policies

  The Compensation Committee administers compensation for executive officers. Cox Radio has developed a policy on executive compensation, which is described in this report. This policy formed the basis of compensation decisions made by the Committee for 2000. This policy reflects Cox Radio's belief that stockholders are served well by executive pay programs that are competitive with industry standards, variable with annual performance, and focused on stockholder value.

  In developing compensation plans and setting compensation levels, Cox Radio reviews competitive compensation data provided in the Towers Perrin Media Industry Survey. This survey allows Cox Radio to examine compensation levels at companies with which Cox Radio competes for talent in the marketplace. Where necessary, survey information is supplemented by proxy statement analysis and other survey sources.

 Executive Officers' Compensation

  The total compensation of executive officers consists of three components:

  . base salary;

  . annual incentive compensation; and

  . long-term incentive awards.

The philosophy of the Committee is that a substantial portion of total compensation should be at risk, based on Cox Radio's financial and operational performance. The at-risk components of total compensation are progressively greater for higher level positions.

 Base Salary

  Base salary is designed to provide meaningful levels of compensation to executives, while helping Cox Radio manage its fixed costs. Salaries for top executives are determined annually, and are based on:

  . job scope and responsibilities;

  . length of service;

  . corporate, unit, and individual performance;

  . competitive rates for similar positions as indicated by the Towers Perrin
    Media Industry Survey; and

  . subjective factors.

In general, executive base salaries are targeted to the 75th percentile of the competitive data.

 Annual Incentive Compensation

  Short-term incentives for 2000 were provided for executive officers under the "Annual Incentive Program." Participation in the Annual Incentive Program is limited to a group of senior managers, including the Named Executive Officers, who have a material impact on Cox Radio's performance. Awards earned under the Program are contingent upon employment with Cox Radio through the end of the year, except for payments made in the event of death, retirement, disability, or in the event of a change in control.

  Payouts under the Annual Incentive Program are determined based on:

  . annual base salary;

  . a specific percentage of base salary, which increases for higher level positions commensurate with the greater percentage of compensation at risk for those with greater responsibilities; and

  . actual performance in the areas of operating cash flow, station ratings, station revenue share and other individual objectives.

In addition, the participant's contribution to results during the year is considered, and a discretionary award in the form of restricted stock may be made.

  Awards under the Annual Incentive Program are based on the achievement of goals relating to performance in the fiscal year. Objective performance goals are set to represent a range of performance, with the level of the associated incentive award varying with different levels of performance achievement. The "minimum" goal is set to reflect the minimum acceptable levels of performance which will warrant payment of incentive awards. The "maximum" goal reflects an ambitious level of performance which would only be attainable in an outstanding year.

 Long-Term Incentive Compensation

  Long-term incentive awards typically are granted annually to provide executive officers with a competitive long-term incentive opportunity and an identity of interest with Cox Radio. Long-term incentives generally are provided through annual grants of nonqualified stock options under the LTIP. A stock option permits the holder to buy Cox Radio stock at a specific price during a specific period of time. As the price of Cox Radio stock rises, the option increases in value. The intent of such awards is to provide the recipient with an incentive to perform at levels that will result in better Cox Radio performance and enhanced stock value. In general, stock option awards will be issued annually with an exercise price equal to the market price of Cox Radio's Class A Common Stock at the time of award.

  All options issued in 1998, 1999 and 2000 have a ten-year term. To encourage continued employment with Cox Radio, these options were designed to vest over a five-year period, with 60% becoming exercisable three years after the date of grant and an additional 20% becoming exercisable each year thereafter. However, no sooner than six months after the grant date of the options, if the stock price achieves and for a period of ten consecutive trading days maintains a level equal to or greater than 140% of the price on the grant date, vesting accelerates and these options become fully exercisable. Due to the performance of Cox Radio's stock price, all options issued in 1998 and 1999 have vested.

  To ensure that executive officers and key management employees retain significant holdings in Cox Radio, the Committee encourages them to own Cox Radio stock with a value equal to one to three times their base salary, depending upon their position. For purposes of these guidelines, an employee's holdings include Cox Radio's Class A Common Stock (excluding restricted stock and shares subject to unexercised options) and Cox Enterprises' common stock received as awards under the Cox Enterprises, Inc. Unit Appreciation Plan.

 Chief Executive Officer Compensation

  The executive compensation policy described above was applied in establishing Mr. Neil's compensation for 2000. Mr. Neil participated in the same executive compensation plans available to Cox Radio's other executive officers.

  In 2000, Mr. Neil had a base salary of $450,846. On the basis of Cox Radio's performance versus established goals, and Mr. Neil's individual performance, the Committee determined that an annual bonus of $450,846 had been earned for 2000. Effective January 1, 2000, Mr. Neil was granted a long-term incentive award under the LTIP in the form of options for 100,275 shares of Class A Common Stock.

 Tax Deductibility Considerations

  Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1 million paid to the executive officers named in this Proxy Statement, unless certain requirements are met. It is the present intention of the Compensation Committee of Cox Radio to preserve the deductibility of compensation under Section 162(m) to the extent the Committee believes that doing so would be consistent with the best interests of the stockholders. As such, long-term incentive compensation awards, particularly stock option awards, generally are designed to meet the requirements for deductibility under Section 162(m).

                        Ernest D. Fears, Jr. (Chairman)
                                Paul M. Hughes

                             CERTAIN TRANSACTIONS

  Cox Radio borrows funds for working capital and other needs from Cox Enterprises. Cox Radio has entered into a revolving credit facility with Cox Enterprises. Cox Radio pays, or is paid, interest on the daily inter-company balance based on Cox Enterprises' commercial paper rate plus .40%.

  Cox Enterprises performs day-to-day cash management services for Cox Radio, whereby Cox Enterprises receives daily notification of Cox Radio's checks presented for payment and transfers funds from other sources to cover such checks. Settlements of debit or credit balances between Cox Radio and Cox Enterprises occur monthly at market interest rates. Certain other management services have been and will continue to be provided to Cox Radio by Cox Enterprises. Such services include rent, management advisory services, legal, corporate secretarial, tax, treasury, internal audit, risk management, purchasing and materials management, benefits (including pension plan) administration and other support services. Cox Radio was allocated expenses for the year ended December 31, 2000 of $3.5 million for such services. Allocated expenses are based on Cox Enterprises' estimate of expenses related to the services provided to Cox Radio in relation to those provided to other divisions of Cox Enterprises. Rent and occupancy expense is allocated based on occupied space. Cox Radio believes that these allocations are made on a reasonable basis. However, the allocations are not necessarily indicative of the level of expenses that might have been incurred had Cox Radio operated on a stand-alone basis. There has been no study or any attempt to obtain quotes from third parties to determine what the cost of obtaining such services from third parties could have been. The fees and expenses to be paid by Cox Radio to Cox Enterprises are subject to change.

  In November 2000, Cox Radio and Cox Interactive Media, Inc., a wholly-owned subsidiary of Cox Enterprises, entered into two agreements concerning the operation of Cox Radio's web sites, which had previously been designed, developed and operated by Cox Interactive Media. First, a memorandum of understanding sets forth a transition plan for the transfer of the operations of the Cox Radio web sites to the newly created Cox Radio division CXRi. Second, a cross-promotion agreement provides that each party shall promote the other in six common markets, and contemplates that the same terms and conditions shall be applicable to any new common markets that arise over the term.

  Subsidiaries of Cox Radio have entered into lease arrangements with Cox Broadcasting with respect to studio and tower site properties in Atlanta, Georgia and Dayton, Ohio that are used for Cox Radio's radio operations and Cox Broadcasting's television operations in those markets. The annual rental cost to Cox Radio in the aggregate is less than $0.6 million.

             APPROVAL OF THE COX RADIO, INC. AMENDED AND RESTATED
                           LONG-TERM INCENTIVE PLAN

                               (Proposal No. 2)

  The Compensation Committee of the Board of Directors has amended and restated the Cox Radio, Inc. Long-Term Incentive Plan, including an amendment to increase the number of shares of Cox Radio's Class A common stock reserved for issuance under the Plan. This amendment is subject to the approval of the stockholders of Cox Radio at the 2001 Annual Meeting. The Compensation Committee also has made several miscellaneous clarifying and ministerial amendments to the Cox Radio, Inc. Long-Term Incentive Plan.

  Plan Administration. The purpose of the Cox Radio, Inc. Amended and Restated Long-Term Incentive Plan (the "Long-Term Incentive Plan") is to advance the interests of Cox Radio by providing incentives to certain employees of Cox Radio and its subsidiaries through awards of various forms of equity-based compensation. The Long-Term Incentive Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has sole discretion, subject to the terms of the Long-Term Incentive Plan, to determine the amounts and types of awards to be made, set the terms, conditions and limitations applicable to each award, and prescribe the form of the instruments embodying any award. Certain functions under the Long-Term Incentive Plan may be delegated by the Compensation Committee to any person or persons, and pursuant to this authority, the Compensation Committee has delegated certain administrative and other functions to a Management Committee. The Board of Directors has the right to amend, modify, suspend or terminate the Long-Term Incentive Plan at any time without notice, provided that no participant's rights in an existing award may be adversely affected without his or her consent. Any amendment or similar action will be submitted for stockholder approval if required by law, regulation, or rule of any stock exchange on which Cox Radio's Class A Common Stock is traded.

  Types and Number of Awards Under the Plan. The Compensation Committee has approved, subject to the approval of the stockholders, an additional six million (6,000,000) shares of Cox Radio's Class A Common Stock to be reserved for issuance under the Long-Term Incentive Plan. This would provide for a total share authorization of thirteen million two hundred thousand (13,200,000) shares of Cox Radio's Class A Common Stock. Of this total, 1,949,078 shares have been issued previously pursuant to awards under the Long-Term Incentive Plan, 3,615,217 shares are subject to outstanding options or other awards, and 7,635,705 shares will be available for future issuance. If any shares to be awarded under the Long-Term Incentive Plan are forfeited, those shares may be added to the remaining share total and re-granted.

  No participant may be granted more than 250,000 shares subject to any combination of performance-based awards, restricted stock, or other stock-based awards that are subject to performance criteria in any given year. The maximum payout for any participant for a performance-based award paid in cash is 100 percent of the participant's January 1 base salary for the year of the payment. No participant may receive more than 500,000 options in any given year.

  All of the share totals described above will be adjusted by the Compensation Committee in its discretion to reflect any change in the number of shares of Class A Common Stock due to any stock dividend, stock split, combination, recapitalization, merger, spin-off, or similar corporate transaction.

  Eligibility. The Compensation Committee or the Management Committee, as appropriate, is authorized to grant awards under the Long-Term Incentive Plan to any officer or other employee of Cox Radio and its subsidiaries who is selected to receive an award. This group of eligible participants consists of approximately 1,000 individuals.

  Duration of Options. No stock option may be exercised more than 10 years after the date of grant, and all stock appreciation rights will expire not later than 10 years after the date of grant.

  Vesting and Exercise of Options. Options become exercisable when they have vested. Vesting schedules are set forth in an agreement or notice of award. Awards typically provide that a participant who terminates employment for reasons other than for cause, retirement, death, permanent disability or transfer to an affiliated company will have 90 days to exercise any vested stock options, and any unvested stock options will be forfeited. A participant who is terminated for cause will forfeit all benefits under the Long-Term Incentive Plan, and all options (both vested and unvested) will be cancelled.

  Payment for Options. The exercise price of any stock option awarded under the Long-Term Incentive Plan will be determined by the Compensation Committee. Except for certain awards substituted for or granted in tandem with previously issued awards, the exercise price will not be less than the fair market value of Cox Radio's Class A Common Stock on the date of grant. Participants may exercise an option by making payment in any manner specified by the Compensation Committee, including without limitation by tendering previously owned shares of Class A Common Stock or by "cashless exercise."

  Stock Appreciation Rights. A stock appreciation right gives the participant the right to receive upon exercise the excess of the fair market value of a share of stock on a specified date over the grant price. Except for certain awards substituted for or granted in tandem with previously issued awards, the grant price will be not less than the fair market value of Cox Radio's Class A Common Stock on the date of grant. The Compensation Committee has the discretion to determine the manner in which stock appreciation rights may be paid, including in cash, shares or a combination thereof.

  Restricted Stock. The Compensation Committee or the Management Committee, as appropriate, may authorize awards of restricted stock, including performance-based restricted stock. Restricted stock awards may be made for no consideration. Restricted stock is common stock that is non-transferable and subject to other restrictions for a specified period. Unless the Compensation Committee or the Management Committee, as appropriate, determines otherwise, or specifies otherwise in an award agreement, if the participant terminates employment during the restricted period, then the restricted stock will be forfeited. Performance-based restricted stock may be subject to additional risk of forfeiture during the restricted period until and unless certain conditions are met. These conditions are established by the Compensation Committee or the Management Committee, as appropriate, and may include the performance criteria described below.

  Deferred Stock. The Compensation Committee or the Management Committee, as appropriate, may authorize grants of rights to receive shares of common stock at the end of a specified deferral period. Awards of deferred stock may be made for no consideration or for an amount that is less than the fair market value on the date of grant. Unless the Compensation Committee or the Management Committee, as appropriate, determines otherwise, or specifies otherwise in an award agreement, if the participant terminates employment during the deferral period, then the award will be forfeited.

  Performance-Based Awards. The Compensation Committee or the Management Committee, as appropriate, may grant awards that specify performance criteria to be achieved as a condition to vesting or payment, including awards of performance-based restricted stock. For purposes of the Long-Term Incentive Plan, "performance criteria" mean pre-established objective performance goals consisting of one or more of the following: net income, operating income, earnings per share, cash flow, return on assets, return on equity, return on capital and total shareholder return. The Compensation Committee or the Management Committee, as appropriate, may utilize other criteria for the purpose of reducing, but not increasing, any performance-based award.

  Assignment and Transfer. Unless otherwise determined by the Compensation Committee or the Management Committee, as appropriate, awards generally are not assignable or transferable, except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary to exercise the participant's rights, and receive any distribution, in the event of death. No right or interest of a participant in any award may be pledged or encumbered, or made subject to any lien, obligation or liability of the participant.

  Estimate of Benefits. The number of stock options, stock appreciation rights and other awards that would be granted to officers and other employees under the Long-Term Incentive Plan is not currently determinable. During 2000, options were awarded under the Cox Radio, Inc. Long-Term Incentive Plan to the Chief Executive Officer and the other Named Executive Officers in the amounts shown in the table on page 10 of this Proxy Statement. In 2000, 236,685 options were awarded to current executive officers as a group, 733,689 options were awarded to approximately 247 non-executive officer employees, and 21,720 shares of restricted stock were awarded to two non-executive officer employees.

  Federal Income Tax Consequences to the Company and the Participants. Some of the options granted under the Long-Term Incentive Plan may be incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code. Under present federal tax laws, there are no federal income tax consequences to either Cox Radio or the participant upon the grant or exercise of an ISO. If the participant does not dispose of the stock acquired through the ISO for two years from the date of grant or one year from the date of exercise, then any gain realized from a subsequent disposition would constitute long-term capital gain to the participant. If the participant does dispose of the stock prior to the expiration of either holding period, any gain equal to the excess of the fair market value of the stock on the date of exercise (or, if less, the amount realized on the disposition of the stock if a sale or exchange) over the option price would constitute ordinary income to the participant. Any additional gain realized upon the disposition would be taxable either as a short-term capital gain or a long-term capital gain, depending on how long the participant held the stock.

  Cox Radio generally is not entitled to an income tax deduction for the grant of an ISO or as a result of either the participant's exercise of an ISO or the participant's sale of the stock acquired upon the exercise of an ISO. However, if the participant sells the stock either within two years from the date of grant or within one year from the date of exercise, then the ISO is treated for federal income tax purposes as if it were a nonqualified stock option and Cox Radio will be entitled to a federal income tax deduction equal to the amount of income recognized by the participant.

  Stock options that do not constitute ISOs ("nonqualified options") may also be granted under the Long-Term Incentive Plan. Under present federal tax laws, there are no federal income tax consequences to either Cox Radio or the participant upon the grant of a nonqualified option. However, the participant will recognize ordinary income upon the exercise of a nonqualified option in an amount equal to the excess of the fair market value of the stock at the time of exercise over the option price, and Cox Radio will receive a corresponding deduction. Any gain realized upon a subsequent disposition of the stock will constitute either a short-term or long-term capital gain to the participant, depending on how long it is held.

  Unless the participant makes a special tax election, restricted stock awards are not taxable to the participant as long as the shares remain nontransferable and subject to a substantial risk of forfeiture. When these transferability restrictions and forfeiture risks lapse or are removed, the participant at the time of such lapse or removal generally will recognize as ordinary income the fair market value of the stock, less any amounts that were paid to acquire the stock. Cox Radio will receive a federal income tax deduction equal to the amount of ordinary income recognized by the participant.

  No taxable income is recognized upon the grant of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize as ordinary income the amount of any cash received, plus the fair market value of any stock acquired (less any amount required to be paid by the participant). Cox Radio will receive a federal income tax deduction equal to the amount of ordinary income recognized by the participant.

  Payment of cash and outright grants of stock will be taxed as ordinary income at the time the cash or stock is received, and Cox Radio will be entitled to a corresponding deduction equal to the amount of income recognized by the participant.

  The average of the high and low market price of Cox Radio's Class A Common Stock as reported on the New York Stock Exchange composite transactions listing for February 28, 2001 was $22.01 per share.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                       SELECTION OF INDEPENDENT AUDITORS

                               (Proposal No. 3)

  The Board of Directors has selected the firm of Deloitte & Touche LLP, independent certified public accountants, as our independent auditors for the year ending December 31, 2001. Deloitte & Touche LLP has audited our consolidated financial statements since Cox Radio became a publicly traded company in 1996. Deloitte & Touche LLP (or one of its predecessors) has audited the consolidated financial statements of Cox Enterprises for many years.

  Ratification of this appointment shall be effective upon receiving the affirmative vote of the holders of a majority of the voting power of Cox Radio's Class A Common Stock and Class B Common Stock, voting together as a single class, present or represented by proxy and entitled to vote at the Annual Meeting.

  A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will be offered the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. In the event the appointment is not ratified, the Board of Directors will consider the appointment of other independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

Other Matters

  Management does not know of any other matters to be considered at the Annual Meeting. If any other matters do properly come before the meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgment, and the discretionary authority to do so is included in the proxy.

Annual Report on Form 10-K

  Cox Radio's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, is enclosed with this proxy statement.

Transfer Agent and Registrar

  Cox Radio's transfer agent and registrar is First Chicago Trust Company of New York, a division of EquiServe LLP, 525 Washington Boulevard, Suite 4694, Jersey City, New Jersey 07310.

Submission of Stockholder Proposals

  It is anticipated that the 2002 Annual Meeting of Stockholders of Cox Radio will be held in May 2002. Any stockholders who intend to present proposals at the 2002 Annual Meeting of Stockholders, and who wish to have such proposals included in Cox Radio's Proxy Statement for the 2002 Annual Meeting, must ensure that such proposals are received by the Corporate Secretary of Cox Radio not later than December 1, 2001. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in Cox Radio's 2002 proxy materials. Any stockholder proposal that a stockholder intends to present at the 2002 Annual Meeting, other than through inclusion in the proxy materials, must be received at least 30 (but not more than 60) days prior to the scheduled date of the 2002 Annual Meeting.

                                          By Order of the Board of Directors,

                                          /s/ Andrew A Merdek
                                          Andrew A. Merdek
                                          Corporate Secretary

Atlanta, Georgia
March 30, 2001

                                                                     APPENDIX A
                                COX RADIO, INC.

                            Audit Committee Charter

  The Board of Directors shall annually appoint at least three Directors (or, prior to June 14, 2001, at least two Directors) to serve as Members of its Audit Committee until their term as Director expires and their respective successors have been appointed, including one such Member as Chairperson. The Chairperson shall be responsible for leadership of the Committee, including presiding over meetings and reporting to the Board. In the event that the Chairperson is unable to perform at any time for any reason, he or she or the Chairman of the Board may designate another Committee Member to act as Chairperson in his or her absence. The Chairperson or his or her designee will also maintain liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

Role and Independence

  The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of Cox Radio, Inc. and such other duties as directed by the Board. The membership of the Committee shall consist of Directors who, in the business judgment of the Board, are generally knowledgeable in financial and auditing matters, including at least one Member with, in the business judgment of the Board, accounting or related financial management expertise and shall otherwise meet the independence, financial literacy and financial management expertise requirements for serving on audit committees as set forth in the Corporate Governance Standards of the New York Stock Exchange. Each Member shall be free of any relationship that, in the business judgment of the Board, would interfere with his or her individual exercise of independent judgment.

  The Committee shall maintain free and open communication with the independent auditors (including private executive sessions at least annually), the internal auditors and management of the corporation. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

Responsibilities

  The Audit Committee's primary responsibilities include:

  . Recommending at least annually to the Board the independent auditor to be selected and retained to audit the financial statements of the corporation. As a prerequisite to such recommendation, the Committee will request from the independent auditor a written affirmation that the independent auditor is in fact independent, discuss with the independent auditor any relationships that may impact the independent auditor's independence, consider the compatibility of any non-audit services with such independence, and recommend to the Board any actions necessary to oversee the independent auditor's independence.

  . Overseeing the independent auditor relationship by discussing with the independent auditor at least annually the nature and rigor of the audit process, receiving and reviewing audit reports, approving audit fees and non-audit fees, if any, and providing the independent auditor full access to the Committee (and the Board) to report on any and all appropriate matters.

  . Providing guidance and oversight to the internal audit activities of the corporation, including reviewing the organization, plans and results of such activity.

  . Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of estimates, reserves, accruals and other judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on this review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-K.

  . Reviewing the interim quarterly financial statements with financial management and the independent auditor prior to filing or prior to the release of earnings. This quarterly financial review may be performed by the Committee as a whole or, at his or her discretion, by its Chairperson or his or her designee acting on its behalf.

  . Discussing with management, the internal auditors and the independent auditor, the quality and adequacy of the Company's internal controls.

  . Reporting Audit Committee activities to the full Board.

  . Issuing a shareholder report annually to be included in the proxy statement (including appropriate oversight conclusions) beginning with proxy statements relating to shareholder votes after December 15, 2000. The shareholder report shall indicate whether, based on the review and discussions, the Committee recommended to the Board that the audited financial statements be included in the annual report on Form 10-K. The shareholder report shall state whether the Committee considered the compatibility of any non-audit services provided by the independent auditors with the independence of the independent auditors. The shareholder report shall also include a discussion of whether the Audit Committee reviewed and discussed audited financial statements with management and independent auditors, discussed Statement on Auditing Standard #61 matters (Communication with Audit Committees) and independence issues with independent auditors, and received the communications from independent auditors required by Independence Standards Board Standard #1.

  . Fair and impartial review and oversight of related party transactions consistent with (S)307 of the Listed Company Manual of the New York Stock Exchange.

  . Reviewing the activities of the Company's Risk Committee.

  . Reviewing this Charter annually to assess its adequacy, and updating it as necessary.

                                                                      APPENDIX B

                                COX RADIO, INC.

                 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

   SECTION 1. Purpose. The purpose of this Long-Term Incentive Plan (the "Plan") of Cox Radio, Inc. (the "Corporation") is (a) to promote the identity of interests between shareholders and employees of the Corporation by encouraging and creating significant ownership of Common Stock of the Corporation by officers and other employees of the Corporation and its subsidiaries; (b) to enable the Corporation to attract and retain qualified officers and employees who contribute to the Corporation's success by their ability, ingenuity and industry; and (c) to provide meaningful long-term incentive opportunities for officers and other employees who are responsible for the success of the Corporation and who are in a position to make significant contributions toward its objectives.

   SECTION 2. Definitions. In addition to the terms defined elsewhere in the Plan, the following shall be defined terms under the Plan:

   2.01. "Award" means any Performance Award, Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Dividend Equivalent, or Other Stock-Based Award, or any other right or interest relating to Shares or cash, granted to a Participant under the Plan.

   2.02. "Award Agreement" means any written agreement, contract or other instrument or document evidencing the terms and conditions of an individual Award. Each Award Agreement shall be subject to the terms and conditions of the Plan.

   2.03.  "Board" means the Board of Directors of the Corporation.

   2.04. "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

   2.05. "Committee" means the committee designated by the Board to administer the Plan, or another committee to which certain administrative or other functions have been delegated consistent with the terms of the Plan.

   2.06. "Corporation" is defined as Cox Radio, Inc. or any successor to it in ownership of substantially all of its assets, whether by merger, consolidation or otherwise.

   2.07. "Covered Employee" means the chief executive officer and the officers of the Corporation for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code, and successor provisions.

   2.08. "Deferred Stock" means a right, granted to a Participant under Section 6.05, to receive Shares at the end of a specified deferral period.

   2.09.  "Dividend Equivalent" means a right, granted to a Participant under
Section 6.03, to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares.

   2.10. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

   2.11. "Fair Market Value" means, with respect to Shares, Awards or other property, the fair market value of such Shares, Awards or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Shares as of any date shall be the average of the high and the low sales price on that date of a Share as reported in the New York Stock Exchange Composite Transaction Report; provided, that if there were no sales on the valuation date but there were sales on dates within a reasonable period both before and after the valuation date, the Fair Market Value is the weighted average of the high and low sale prices on the nearest date before and the nearest date after the valuation date. The average is to be weighted inversely by the respective numbers of trading days between the selling dates and the valuation date.

   2.12. "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code.

   2.13. "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

   2.14. "Option" means a right, granted to a Participant under Section 6.06, to purchase Shares, other Awards, or other property at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

   2.15. "Other Stock-Based Award" means a right, granted to a Participant under Section 6.08, that relates to or is valued by reference to Shares.

   2.16. "Participant" means a person who, as an officer or employee of the Corporation or any Subsidiary, has been granted an Award under the Plan.

   2.17.  "Performance Award" means a right, granted to a Participant under
Section 6.02, to receive cash, Shares, other Awards, or other property the payment of which is contingent upon achievement of performance goals specified by the Committee.

   2.18. "Performance-Based Restricted Stock" means Restricted Stock that is subject to a risk of forfeiture if specified performance criteria are not met within the restriction period.

   2.19. "Plan" is the Cox Radio, Inc. Amended and Restated Long-Term Incentive Plan.

   2.20. "Restricted Stock" means Shares granted to a Participant under Section 6.04, that are subject to certain restrictions and to a risk of forfeiture.

   2.21. "Rule 16b-3" means Rule 16b-3, as from time to time amended, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

   2.22. "Shares" means the Class A Common Stock of the Corporation and such other securities of the Corporation as may be substituted for Shares or such other securities pursuant to Section 10.

   2.23. "Stock Appreciation Right" means a right, granted to a Participant under Section 6.07, to be paid an amount measured by the appreciation in the Fair Market Value of Shares from the date of grant to the date of exercise of the right, with payment to be made in cash, Shares, other Awards, or other property as specified in the Award or determined by the Committee.

   2.24. "Subsidiary" means any corporation (other than the Corporation) with respect to which the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock.

   2.25.  "Year" means a calendar year.

   SECTION 3.  Administration.

   3.01. Authority of the Committee. The Plan shall be administered by the Committee. Each Award shall be evidenced by an Award Agreement, executed by the Corporation and the Participant, in a form satisfactory to the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i)  to select and designate Participants;

          (ii) to determine the type or types of Awards to be granted to each Participant;

          (iii) to determine the number of Awards to be granted, the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waiver of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (iv) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be cancelled, forfeited or surrendered;

          (v) to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant;

          (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (vii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

          (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

          (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

   3.02. Manner of Exercise of Committee Authority. Except to the extent specifically reserved to another entity under the terms of the Plan or applicable law, the Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Corporation, Subsidiaries, Participants and any person claiming any rights under the Plan from or through any Participant. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. A memorandum signed by all members of the Committee shall constitute the act of the Committee without the necessity, in such event, to hold a meeting. The Committee may delegate to officers or managers of the Corporation or any Subsidiary the authority to perform administrative functions under the Plan, subject to such terms as the Committee shall determine. Notwithstanding any provisions of the Plan to the contrary, the Committee may delegate any or all of its authority under the terms of the Plan to any person or persons the Committee shall from time to time designate.

   3.03. Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Corporation or any Subsidiary, the Corporation's independent certified public accountants, legal counsel or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Corporation acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Corporation acting on their behalf, shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action, determination, or interpretation.

   SECTION 4.  Shares Subject to the Plan. Subject to adjustment as provided in
Section 10, the total number of Shares reserved and available for Awards under the Plan shall be 13,200,000. For purposes of this Section 4, the number of and time at which Shares shall be deemed to be subject to Awards and therefore counted against the number of Shares reserved and available under the Plan shall be the earliest date at which the Committee can reasonably estimate the number of Shares to be distributed in settlement of an Award or with respect to which payments will be made; provided that, subject to the requirements of Rule 16b-3, the Committee may adopt procedures for the counting of Shares relating to any Award for which the number of Shares to be distributed or with respect to which payment will be made cannot be fixed at the date of grant to ensure appropriate counting, avoid double counting (in the case of tandem or substitute awards), and provide for adjustments in any case in which the number of Shares actually distributed or with respect to which payments are actually made differs from the number of Shares previously counted in connection with such Award.

   The Shares subject to the Plan may be unissued Shares or reacquired Shares, bought on the open market or otherwise. If any Shares to which an Award relates are forfeited or the Award is settled or terminates without a distribution of Shares (whether or not cash, other Awards, or other property is distributed with respect to such Award), any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement or termination, again be available for Awards under the Plan; provided that in the event Rule 16b-3 applies to the issuance of an Award, such Shares shall be available for issuance only to the extent the issuance of such Shares would be exempted under Rule 16b-3.

   SECTION 5. Eligibility. Awards may be granted only to individuals who are officers or other employees (including employees who are also directors) of the Corporation or a Subsidiary.

   SECTION 6.  Specific Terms of Awards.

   6.01. General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11.02), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including without limitation the acceleration of vesting of any Awards or terms requiring forfeiture of Awards in the event of termination of employment by the Participant. Except as provided in Sections 7.03 or 7.04, only services may be required as consideration for the grant of any Award.

   6.02. Performance Awards. Subject to the provisions of Sections 7.01 and 7.02, the Committee is authorized to grant Performance Awards to Participants on the following terms and conditions:

          (i) Awards and Conditions. A Performance Award shall confer upon the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Award is granted, in whole or in part, as determined by the Committee, conditioned upon the achievement of performance criteria determined by the Committee.

          (ii) Other Terms. A Performance Award shall be denominated in Shares and may be payable in cash, Shares, other Awards, or other property, and have such other terms as shall be determined by the Committee.

   6.03. Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or Awards, or otherwise reinvested.

   6.04. Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

          (i) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise as the Committee shall determine.

          (ii) Forfeiture. Performance-Based Restricted Stock shall be forfeited unless preestablished performance criteria specified by the Committee are met during the applicable restriction period. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes.

          (iii) Certificates of Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Corporation shall retain physical possession of the certificates, and the Participant shall deliver a stock power to the Corporation, endorsed in blank, relating to the Restricted Stock.

          (iv) Dividends. Unless otherwise determined by the Committee, cash dividends paid on Performance-Based Restricted Stock shall be automatically reinvested in additional shares of Performance-Based Restricted Stock and cash dividends paid on other Restricted Stock shall be paid to the Participant. Dividends reinvested in Performance-Based Restricted Stock and Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such stock or other property has been distributed.

   6.05. Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, on the following terms and conditions:

          (i) Award and Restrictions. Delivery of Shares will occur upon expiration of the deferral period specified for Deferred Stock by the Committee (or, if permitted by the

   Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee shall determine.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

   6.06. Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, that, except as provided in Section 7.03, such exercise price shall be not less than the Fair Market Value of a Share on the date of grant of such Option.

          (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares, other Awards or awards issued under other Corporation plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements), and the methods by which Shares will be delivered or deemed to be delivered to Participants. Options shall expire not later than ten years after the date of grant.

          (iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no Incentive Stock Option shall be granted more than ten years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. In the event a Participant voluntarily disqualifies an Option as an Incentive Stock Option, the Committee may, but shall not be obligated to, make such additional Awards or pay bonuses as the Committee shall deem appropriate to reflect the tax savings to the Corporation which result from such disqualification.

   6.07. Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

          (i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine in the case of any such right, other than one related to an Incentive Stock Option, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise or Change in Control, as defined in Section 9.02) over (B) the grant price of the Stock Appreciation Right as determined by the Committee as of the date of grant of the Stock Appreciation Right, which, except as provided in Section 7.03, shall be not less than the Fair Market Value of one Share on the date of grant.

          (ii) Other Terms. The Committee shall determine the time or times at which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any Stock Appreciation Right. Limited Stock Appreciation Rights that may be exercised only upon the occurrence of a Change in Control (as such term is defined in Section 9.02) or as otherwise defined by the Committee) may be granted under this Section 6.07. Stock Appreciation Rights shall expire not later than ten years after the date of grant.

   6.08. Other Stock-Based Awards. The Committee is authorized to grant to Participants other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation, Shares awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards, which may include performance criteria. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6.08 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine.

   SECTION 7.  Certain Provisions Applicable to Awards.

   7.01. Performance-Based Awards. Performance Awards, Performance-Based Restricted Stock, and certain Other Stock-Based Awards subject to performance criteria are intended to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of Section 162(m) and the regulations thereunder. As selected by the Committee, the performance goal shall be the attainment of one or more of the preestablished amounts of annual net income, operating income, cash flow, earnings per share, return on assets, return on equity, return on capital or total shareholder return of the Corporation.

   The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the direction of the Committee.

   7.02. Maximum Individual Awards. No individual may be granted more than 250,000 shares subject to any combination of Performance Awards, Restricted Stock, or other Stock-Based Awards subject to performance criteria in any given year. The maximum payout for any individual for a Performance Award paid in cash is 100 percent of the participant's January 1 base salary for the year of the Performance Award payment. No individual may receive more than 500,000 Options in any given year. The Share amounts in this Section 7.02 are subject to adjustment under Section 10 and are subject to the Plan maximum under Section 4.

   7.03. Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Corporation, any Subsidiary, or any business entity to be acquired by the Corporation or a Subsidiary, or any other right of a Participant to receive payment from the Corporation or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per Share exercise price of any Option, grant price of any Stock Appreciation Right, or purchase price of any other Award conferring a right to purchase Shares:

          (i) Granted in substitution for an outstanding Award or award shall be not less than the lesser of the Fair Market Value of a Share at the date such substitute award is granted or such Fair Market Value at that date reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or

          (ii) Retroactively granted in tandem with an outstanding Award or award shall be not less than the lesser of the Fair Market Value of a Share at the date of grant of the later Award or at the date of grant of the earlier Award or award.

   7.04. Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, other Awards (subject to Section 7.03), or other property based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

   7.05. Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Option or a Stock Appreciation Right granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

   7.06. Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Corporation or a Subsidiary upon the grant or exercise of an Award may be made in such form as the Committee shall determine, including without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Shares.

   SECTION 8.  General Restrictions Applicable to Awards.

   8.01.  Specific Restrictions.

       8.01.1. Six-Month Holding Period. Unless a Participant could otherwise transfer an equity security, derivative security, or Shares issued upon exercise of a derivative security granted under the Plan without incurring liability under Section 16(b) of the Exchange Act, (i) an equity security issued under the Plan, other than an equity security issued upon exercise or conversion of a derivative security granted under the Plan, shall be held for at least six months from the date of acquisition; (ii) with respect to a derivative security issued under the Plan, at least six months shall elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security; and (iii) any Award in the nature of a Stock Appreciation Right must be held for six months from the date of grant to the date of cash settlement.

       8.01.2. Nontransferability. Unless otherwise determined by the Committee, Awards which constitute derivative securities (including any option, stock appreciation right, or similar right) shall not be transferable by a Participant except by will or the laws of descent and distribution (except pursuant to a beneficiary designation authorized under Section 8.02) or, if then permitted under Rule 16b-3, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and, in the case of an Incentive Stock Option or, if then required by Rule 16b-3, any other derivative security granted under the Plan, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

       8.01.3. Compliance with Rule 16b-3. It is the intent of the Corporation that this Plan comply in all respects with Rule 16b-3 in connection with any Award granted to a person who is subject to Section 16 of the Exchange Act.

   8.02. Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in any Award shall be pledged, encumbered, or hypothecated to or in favor of any party (other than the Corporation or a Subsidiary), or shall be subject to any lien, obligation, or liability of such Participant to any party (other than the Corporation or a Subsidiary). Unless otherwise determined by the Committee (subject to the requirements of Section 8.01.2), no Award shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution (except to the Corporation under the terms of the Plan); provided, that a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution, with respect to any Award, upon the death of the Participant. A beneficiary, guardian, legal representative, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant or agreement applicable to such, except to the extent the Plan and such Award Agreement or agreement otherwise provide with respect to such persons, and to any additional restrictions deemed necessary or appropriate by the Committee.

   8.03. Registration and Listing Compliance. The Corporation shall not be obligated to deliver any Award or distribute any Shares with respect to any Award in a transaction subject to regulatory approval, registration, or any other applicable requirement of federal or state law, or subject to a listing requirement under any listing or similar agreement between the Corporation and any national securities exchange or market, until such laws, regulations, and contractual obligations of the Corporation have been complied with in full, although the Corporation shall be obligated to use reasonable efforts to obtain any such approval and comply with such requirements as promptly as practicable. If, after reasonable efforts, the Corporation is unable to obtain from any regulatory commission or agency or national securities exchange or market having jurisdiction over the Plan the authority which counsel for the Corporation deems necessary for the lawful issuance and sale of the Shares under the Plan, the Corporation shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Awards unless and until such authority is obtained.

   8.04. Share Certificates. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop-transfer order and other restrictions as the Committee may deem advisable under applicable federal or state laws, rules and regulations thereunder, and the rules of any national securities exchange on which Shares are listed. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions that may be applicable to Shares, including under the terms of the Plan or any Award Agreement. In addition, during any period in which Awards or Shares are subject to restrictions under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require the Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Corporation or such other person as the Committee may designate.

   SECTION 9. Change in Control Provisions. Notwithstanding any other provision of the Plan, the following acceleration provisions shall apply in the event of a "Change in Control" as defined in this Section 9.

   9.01. Acceleration and Cash-Out Rights. In the event of a "Change in Control" and a "Qualified Termination" as defined in Sections 9.02 and 9.03, respectively, automatically in the case of Participants subject to Section 16 of the Exchange Act, and unless otherwise determined by the Board in writing at or after grant but prior to the occurrence of the Change in Control in the case of Participants not subject to Section 16 of the Exchange Act:

          (i) the performance criteria of all Performance Awards, Performance-Based Restricted Stock, and Other Stock-Based Awards shall be deemed fully achieved and all such Awards shall be fully earned and vested, subject only to the restrictions on dispositions of equity securities set forth in Section
   8.01.1 and legal restrictions on the issuance of Shares set forth in Section 8.04;

          (ii) any Option, Stock Appreciation Right, and other Award in the nature of a right that may be exercised which was not previously exercisable and vested shall become fully exercisable and vested, subject only to the restrictions on disposition of equity securities set forth in Section 8.01.1 and legal restrictions on the issuance of Shares set forth in Section 8.04; and

          (iii) the restrictions, deferral limitations, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, subject only to the restrictions on dispositions of equity securities set forth in Section 8.01.1 and legal restrictions on the issuance of Shares set forth in Section 8.04.

   9.02. Change in Control. For purposes of Section 9.01, a "Change in Control" shall mean any transaction that results in the voting control of the Corporation held by Cox Enterprises, Inc., its successor or any subsidiary of either falling below 50.1 percent.

   9.03. Qualified Termination. For the purposes of Section 9.01, a "Qualified Termination" shall mean any termination of employment for reasons other than (i) Cause; (ii) death, Disability or Retirement, or (iii) by the Participant without Good Reason within one (1) year following a Change in Control.

          (a) "Cause" shall mean (i) the willful and continued failure by the Participant to substantially perform the Participant's duties with the Corporation or (ii) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Corporation or its subsidiaries, monetarily or otherwise.

          (b) "Disability" shall be deemed the reason for the termination by the Corporation of the Participant's employment, if, as a result of the Participant's incapacity due to physical or mental illness, the Participant shall have been absent from the full-time performance of the Participant's duties with the Corporation for a period of six (6) consecutive months.

          (c) "Good Reason" for termination by the Participant of the Participant's employment shall mean the occurrence (without the Participant's express written consent) after any Change in Control of any one of the following acts by the Corporation.

              (i) a reduction by the Corporation in the Participant's annual base salary other than for Cause or a Corporation-wide reduction in annual base salaries that generally affects similarly situated employees of the Corporation;

              (ii) the relocation of the Corporation's principal executive offices to a location more than fifty (50) miles from the location of such offices immediately prior to the Change in Control, but only in the event the Participant was employed at the Corporation's principal executive offices immediately prior to such relocation.

          (d) "Retirement" shall be deemed the reason for the termination by the Corporation or the Participant of the Participant's employment if such employment is terminated in accordance with the Corporation's retirement policy generally applicable to its employees, as in effect immediately prior to the Change in Control, or in accordance with any retirement arrangement established with the Participant's consent with respect to the Participant.

   SECTION 10. Adjustment Provisions. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares which may thereafter be issued in connection with Awards (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that, with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Corporation or any Subsidiary or the financial statements of the Corporation or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

   SECTION 11.  Changes to the Plan and Awards.

   11.01. Changes to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Corporation's shareholders within one year after such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange on which the Shares may be listed, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may impair the rights of such Participant under any Award previously granted to him.

   11.02. Changes to Awards. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award previously granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may impair the rights of such Participant under such Award.

   SECTION 12.  General Provisions.

   12.01. No Rights to Awards. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees.

   12.02. No Shareholder Rights. No Award shall confer on any Participant any of the rights of a shareholder of the Corporation unless and until Shares are duly issued or transferred to the Participant in accordance with the terms of the Award.

   12.03. Tax Withholding. The Corporation or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts or withholding and other taxes due with respect thereto, its exercise, or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Corporation and Participants to satisfy obligations for the payment of withholding taxes and other tax liabilities relating to any Award, provided, that no Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of Participant's tax obligations.

   12.04. No Right to Employment. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any employee any right to continue in the employ of the Corporation or any Subsidiary or to interfere in any way with the right of the Corporation or any Subsidiary to terminate his employment at any time or increase or decrease his compensation from the rate in existence at the time of granting of an Award.

   12.05. Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Corporation; provided, that the Committee may authorize the creation of trusts or make other arrangements to meet the Corporation's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

   12.06. Other Compensatory Arrangements. The Corporation or any Subsidiary shall be permitted to adopt other or additional compensation arrangements (which may include arrangements which relate to Awards), and such arrangements may be either generally applicable or applicable only in specific cases.

   12.07. Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

   12.08. Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable Federal law.

   SECTION 13. Effective Date. The Plan, as amended and restated, shall become effective on the date this amended and restated version is adopted under the provisions of Section 11.01, subject to the approval of the Corporation's shareholders.

                                                                      APPENDIX C


                            [ COX RADIO, INC. LOGO ]


   PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COX RADIO, INC. FOR
                        ANNUAL MEETING ON MAY 23, 2001.

The undersigned hereby appoints Robert F. Neil, Andrew A. Merdek, and Neil O. Johnston, or any of them, and any substitute or substitutes, to be the attorneys and proxies of the undersigned at the Annual Meeting of Stockholders of Cox Radio, Inc. ("Cox") to be held at 9:30 a.m. local time on Wednesday, May 23, 2001, at Corporate Headquarters at 1400 Lake Hearn Drive, NE, Atlanta, Georgia, or at any adjournment thereof, and to vote at such meeting the shares of stock of Cox the undersigned held of record on the books of Cox on March 26, 2001, the record date for the meeting. The undersigned hereby revokes any previous proxies with respect to the matters covered by this proxy.

                              (change of address/comments)

                              _______________________________
                              _______________________________
                              _______________________________

ELECTION OF DIRECTORS, NOMINEES:
1. David E. Easterly
2. Ernest D. Fears, Jr.
3. Richard A. Ferguson
4. Paul M. Hughes
5. James C. Kennedy
6. Marc W. Morgan
7. Robert F. Neil
8. Nicholas D. Trigony

INDEPENDENT AUDITORS:
Deloitte & Touche LLP         (If you have written in the above space, please
                              mark the corresponding box on the reverse side of this card)

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote your shares unless you sign and return this card or vote by telephone or Internet.

SEE REVERSE SIDE

FOLD AND DETACH HERE


[X] Please mark your votes as in this example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.


                                           FOR    WITHHELD
1. Election of                             [ ]      [ ]
   Directors (see reverse)

   For, except vote withheld from the following nominee(s):


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                                           FOR    AGAINST   ABSTAIN
2. Adoption of                             [ ]      [ ]       [ ]
   the Amended and Restated Long-Term Incentive Plan

3. Ratification of                         [ ]      [ ]       [ ]
   appointment of independent auditors

In the discretion of the proxies named herein, the proxies are authorized to vote upon other matters as are properly brought before the meeting.

     Change of Address/Comments            [ ]
     on reverse side.
     I plan to attend the meeting.         [ ]

All as more particularly described in the Proxy Statement relating to such meeting, receipt of which is hereby acknowledged.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


SIGNATURE(S) _________________________________  DATE _________________

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FOLD AND DETACH HERE


                             (COX RADIO, INC. LOGO)

                         VOTE BY TELEPHONE OR INTERNET
                            QUICK * EASY * IMMEDIATE

Cox Radio, Inc. encourages you to take advantage of two cost-effective and convenient ways to vote your shares. You may vote your proxy 24 hours a day, 7 days a week, using either a touch-tone telephone or through the Internet. Your telephone or Internet vote must be received by 8:00 a.m. Eastern Time on May 23, 2001. Your telephone or Internet vote authorizes the proxies named on the above proxy card to vote your shares in the same manner as if you marked, signed, and returned your proxy card.

VOTE BY PHONE: ON A TOUCH-TONE TELEPHONE DIAL 1-877-PRX-VOTE (1-877-779-8683) FROM THE U.S. AND CANADA OR DIAL 1-201-536-8073 FROM OTHER COUNTRIES. You will be asked to enter the Voter Control Number located in the box just below the perforation on the proxy card. Then follow the instructions.

OR

VOTE BY INTERNET: POINT YOUR BROWSER TO THE WEB ADDRESS:
http://www.eproxyvote.com/cox. Click on the "Vote Your Proxy" Icon. You will be asked to enter the Voter Control Number located in the box just below the perforation on the proxy card. Then follow the instructions.

OR

VOTE BY MAIL: Mark, sign and date your proxy card and return it in the postage-paid envelope. If you are voting by telephone or the Internet, please do not mail your proxy card.

                         CONSENT TO ELECTRONIC DELIVERY

If you choose to vote by Internet, you also will be given the opportunity to receive future annual meeting and proxy materials by electronic delivery, instead of by mail. If you wish to do so, the website will prompt you to click
on a "proxy consent" link for further instructions and registration.   If you
register for electronic delivery, prior to the next annual meeting you will receive notice by e-mail directing you to a website containing the annual report and proxy statement. By choosing electronic delivery, you will help your company control printing and postage costs.

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                                [COX RADIO LOGO]